UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2005

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HEALTH SCIENCES GROUP, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Colorado	333-51628	91-2079221
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Howard Hughes Center

6080 Center Drive, 6th Floor

Los Angeles, CA 90045

(Address of principal executive offices)  (Zip Code)

(310) 242-6700
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 16, 2005, General Merrill A. McPeak was elected as a new member of the Registrant’s Board of Directors.  Gen. McPeak is expected to be named to the audit committee, once formed.

General Merrill A. McPeak served 37 years in the United States Air Force, in all capacities of command, culminating in Chief of Staff.  With the Joint Chiefs of Staff, he served as adviser to the Secretary of Defense, the National Security Council, and the President.  He headed the Air Force during a period of intense U.S. overseas military involvement, including Desert Shield and Desert Storm, as well as active operations in Somalia, Bosnia, Rwanda and the Caribbean.  As a career fighter pilot, McPeak flew 269 combat missions in Vietnam and 200 aerobatics exhibits with the Thunderbirds.  Senior leadership assignments included command of the 20th Fighter Wing in NATO, the Twelfth Air Force and the Pacific Air Forces.  He conceived and executed the most extensive reorganization of the Air Force in its fifty-year history, creating a service better suited to meet the nation’s defense needs.  Today, he is president of McPeak and Associates, where he provides consulting services to start-up and growth-oriented companies.  He also serves on the board of several publicly-traded companies, including Tektronix, Del Global Technologies and Gigabeam Radio.

Gen. McPeak will receive an annual board compensation package consisting of $24,000 in cash, made in twelve monthly payments of $2,000 per month throughout the year, and an annual stock option grant of 50,000 shares of Registrant’s common stock, with 26,000 shares vesting immediately and 24,000 shares vesting pro-ratably over one year.  The stock option has an exercise price equal to the then-current fair market value of Health Sciences Group common stock.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01.  Other Events

On May 16, 2005, the Registrant filed its quarterly report for the fiscal quarter ended March 31, 2005 on Form 10-QSB thinking it had the consent of its independent registered accountants.  After making several immaterial changes to the financial statements as proposed by the accounting firm, the Registrant has elected to file an amendment on Form 10-QSB/A to reflect such changes, with the explicit written consent of the independent registered accounting firm.

Item 9.01.  Financial Statements and Exhibits

(c)    Exhibits

99.1

Press Release dated May 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTH SCIENCES GROUP, INC.

Dated:  May 18, 2005

By:  /s/ Fred E. Tannous

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Fred E. Tannous

Chief Executive Officer,

Principal Financial Officer,

and Director

Dated:  May 18, 2005

By:  /s/ Bill Glaser

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Bill Glaser

President, Secretary,

and Director

Dated:  May 18, 2005

By:  /s/ Duke Best

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Duke Best

Controller

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